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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 18, 1998

                          FPA Medical Management, Inc.
               (Exact name of Registrant as Specified in Charter)

          Delaware                       0-24276                   33-0604264
(State or other Jurisdiction      (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                         Identification Number)

                           3636 Nobel Drive, Suite 200
                           San Diego, California 92122
                    (Address of Principal Executive Offices)

                                 (619) 453-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     Item 5. Other Events.

     FPA Medical Management, Inc. ("FPA" or the "Company") has received notice of, or has been served with, several federal and state court purported class action lawsuits, some of which are described below.

     In Steven Friedland, Trustee, on Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 930 JM, filed in the United States District Court, Southern District of California, on May 18, 1998, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common stock of the Company between March 6, 1998 and May 14, 1998 (the "Friedland Class Period"). In this lawsuit, the plaintiff alleges violations of federal securities laws. In this connection, the plaintiff alleges that during the Friedland Class Period, the defendants (which include the Company and certain of its current and former officers and directors) provided false and misleading information, by issuing materially false financial statements and a series of materially false and misleading statements about FPA's operations and financial condition; that these materially false and misleading public statements artificially inflated the market price of FPA's stock during the Friedland Class Period; and that certain of the defendants and other FPA officers, prior to the disclosure of materially false and misleading statements, sold shares of FPA common stock at artificially inflated prices for a profit. The plaintiff seeks money damages for all losses and injuries suffered by the plaintiff and the class as a result of the acts described in the complaint. A copy of the complaint instituting this lawsuit is included as Exhibit 99.1 to this Current Report on Form 8-K.

     In Michael Giglio and Roger Rubinger, on Behalf of Themselves and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 931 S, filed in the United States District Court, Southern District of California, on May 18, 1998, the plaintiffs, current or former stockholders of the Company, seek to bring this lawsuit on behalf of all persons who purchased common stock of the Company between February 27, 1997 and May 14, 1998 (the "Giglio Class Period"). In this lawsuit, the plaintiffs allege violations of federal securities laws. In this connection, the plaintiffs allege that during the Giglio Class Period, the defendants (which include the Company and certain of its current and former officers and directors) issued a series of false and misleading statements as part of a scheme to artificially inflate the market price of FPA's common stock and to defraud purchasers of that stock during the Giglio Class Period. The plaintiffs seek compensatory damages, fees and expenses and extraordinary, equitable and/or injunctive relief. A copy of the complaint instituting this lawsuit is included as Exhibit 99.2 to this Current Report on Form 8-K.

     In Harold M. Sucher, Individually, and On Behalf of a Class of Persons Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 932 JM, filed in the United States District Court, Southern District of California, on May 18, 1998, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common stock of the Company between February 27, 1997 and May 15, 1998 (the "Sucher Class Period"). In this lawsuit, the plaintiff alleges violations of federal securities laws. In this connection, the plaintiff alleges that during the Sucher Class Period, the defendants (which include the Company and certain of its current and former officers and directors) misrepresented the truth about FPA, its finances, revenues, gross margins and future business prospects; in particular, defendants misrepresented the Company's financial results and operations for each of the quarters of fiscal 1997, as well as the Company's prospects for the first fiscal




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quarter of 1998 and as a result of these material misrepresentations, the
Company's securities traded at inflated prices on the NASDAQ National Market System; and while in possession of material adverse non-public information about the Company's business and financial condition, certain of the defendants sold shares of the Company's common stock at a profit. The plaintiff seeks compensatory damages, fees and expenses and such other relief as the court deems just and proper. A copy of the complaint instituting this lawsuit is included as
Exhibit 99.3 to this Current Report on Form 8-K.

     In Rick Penick and Coralette Penick, Albert D. Barnabei and Nancy M. Barnabei, and Frederick M. Garson On Behalf of Themselves and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 928 S, filed in the United States District Court, Southern District of California on May 18, 1998, the plaintiffs, current or former stockholders of the Company, seek to bring this lawsuit on behalf of all persons who purchased common stock of the Company between February 27, 1997 and May 14, 1998 (the "Penick Class Period"). In this lawsuit, the plaintiffs allege violations of federal securities laws. In this connection, the plaintiffs allege that during the Penick Class Period, the defendants (which include the Company and certain of its current and former officers and directors and Foundation Health Corporation, an alleged controlling person of the Company during the Penick Clsss Period) knowingly or recklessly misrepresented the operating performance of FPA; in so doing, defendants materially misled the public by issuing false financial statements that were prepared in violation of generally accepted accounting principles; defendants' fraudulent scheme and deceptive course of business artificially inflated and maintained the trading price of FPA common stock during the Penick Class Period and thereby injured the plaintiffs and other purchasers of FPA stock. The plaintiffs seek compensatory damages, fees and expenses, extraordinary, equitable and/or injunctive relief and such other relief as the court deems just and proper. A copy of the complaint instituting this lawsuit is included as Exhibit 99.4 to this Current Report on Form 8-K.

     In Natale Longordo, On Behalf of Herself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 939 K, filed in the United States District Court, Southern District of California, on May 19, 1998, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common stock of the Company between February 27, 1997 and May 14, 1998 (the "Longordo Class Period"). In this lawsuit, the plaintiff alleges violations of federal securities laws. In this connection, the plaintiff alleges that during the Longordo Class Period, defendants (which include the Company and certain of its current and former officers and directors) issued a series of false and misleading statements as part of a scheme to artificially inflate the market price of FPA's common stock and to defraud purchasers of that stock during the Longordo Class Period. The plaintiff seeks compensatory damages, fees and expenses, extraordinary, equitable and/or injunctive relief and such other relief as the court deems just and proper. A copy of the complaint instituting this lawsuit is included as
Exhibit 99.5 to this Current Report on Form 8-K.

     In Murray Lebowitz, On Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc. et al, Number 98 CV 949 TEG, filed in the United States District Court, Southern District of California, on May 20, 1998, the plaintiff, a current or former



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stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common stock of the Company between February 27, 1997 and May 14, 1998 (the "Lebowitz Class Period"). In this lawsuit, the plaintiff alleges violations of federal securities laws. In this connection, the plaintiff alleges that during the Lebowitz Class Period, defendants (which include the Company and certain of its current and former officers and directors) issued a series of false and misleading statements as part of a scheme to artificially inflate the market price of FPA's common stock and to defraud purchasers of that stock during the Lebowitz Class Period. The plaintiff seeks compensatory damages, fees and expenses, extraordinary, equitable and/or injunctive relief and such other relief as the court deems just and proper. A copy of the complaint instituting this lawsuit is included as Exhibit 99.6 to this Current Report on Form 8-K.

     In Dan J. Craddock, On Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 721102, filed in the Superior Court of the State of California, County of San Diego on June 1, 1998, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common stock of the Company between February 27, 1997 and May 15, 1998 (the "Craddock Class Period"). In this lawsuit, the plaintiff alleges violations of state securities laws by the defendants (which include the Company and certain of its current and former officers and directors). In this connection, the plaintiff alleges that during the Craddock Class Period, a series of false and misleading statements were made by defendants issued as part of a scheme to artificially inflate the market price of FPA securities during the Craddock Class Period. The plaintiff seeks compensatory damages, fees and expenses and extraordinary, equitable and/or injunctive relief.

     All of the foregoing complaints have been recently filed and most of them have been served on the Company. The Company is reviewing and evaluating the complaints and is currently unable to assess the merits of any of the claims contained in the complaints, the outcome of any of the lawsuits resulting from the filing of the complaints or the length of time it will take to resolve them.

     The Company does not intend to file further Current Reports on Form 8-K describing additional lawsuits, if any, purporting class action status, in either federal or state court, which are based on allegations substantially similar to those contained in the lawsuits described herein.

     Item 7. Financial Statements and Exhibits

          (c)  Exhibits:

          99.1 Steven Friedland, Trustee, on Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 930 M, filed in the United States District Court, Southern District of California, on May 18, 1998

          99.2 Michael Giglio and Roger Rubinger, on Behalf of Themselves and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 931 S, filed in the United States District Court, Southern District of California, on May 18, 1998

          99.3 Harold M. Sucher, Individually, and On Behalf of a Class of Persons Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 932 JM, filed in the United States District Court, Southern District of California, on May 18, 1998

          99.4 Rick Penick and Coralette Penick, Albert D. Barnabei and Nancy M. Barnabei, and Frederick M. Garson On Behalf of Themselves and All Others Similarly Situated vs. FPA Medical



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               Management, Inc., et al, Number 98 CV 928 S, filed in the
               United States District Court, Southern District of California, on May 18, 1998

          99.5 Natale Longordo, On Behalf of Herself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 939 K, filed in the United States District Court, Southern District of California, on May 19, 1998

          99.6 Murray Lebowitz, On Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 949 TEG, filed in the United States District Court, Southern District of California, on May 20, 1998


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           FPA MEDICAL MANAGEMENT, INC.

                                             /s/ JAMES A. LEBOVITZ
                                           -------------------------------------
                                           By: James A. Lebovitz
                                              ----------------------------------
                                           Its: Executive Vice President
                                              ---------------------------------

Dated:  June 3, 1998
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                                INDEX TO EXHIBITS


          99.1 Steven Friedland, Trustee, on Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 930 JM, filed in the United States District Court, Southern District of California, on May 18, 1998

          99.2 Michael Giglio and Roger Rubinger, on Behalf of Themselves and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 931 S, filed in the United States District Court, Southern District of California, on May 18, 1998

          99.3 Harold M. Sucher, Individually, and On Behalf of a Class of Persons Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 932 JM, filed in the United States District Court, Southern District of California, on May 18, 1998



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          99.4 Rick Penick and Coralette Penick, Albert D. Barnabei and Nancy
               M. Barnabei, and Frederick M. Garson On Behalf of Themselves and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 928 S, filed in the United States District Court, Southern District of California on May 18, 1998

          99.5 Natale Longordo, On Behalf of Herself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98CV 939 K, filed in the United States District Court, Southern District of California, on May 19, 1998

          99.6 Murray Lebowitz, On Behalf of Himself and All Others Similarly Situated vs. FPA Medical Management, Inc., et al, Number 98 CV 949 TEG, filed in the United States District Court, Southern District of California, on May 20, 1998


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